UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

MasterBrand, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One MasterBrand Cabinets Drive
Jasper, Indiana		47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 812 482-2527

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

MasterBrand, Inc. (the “Company”) previously filed with the Securities and Exchange Commission (the “Commission”) Amendment Number 2 to its General Form for Registration of Securities on Form 10, which was filed with the Commission on November 22, 2022, and declared effective by the Commission on November 30, 2022 (as amended, the “Registration Statement”), relating to the distribution by Fortune Brands Home & Security, Inc., its sole stockholder (“Fortune Brands”), of all of the outstanding shares of common stock, par value of $0.01 per share, of the Company to Fortune Brands’ stockholders (the “Distribution”). The Registration Statement includes an amended preliminary information statement that describes the Distribution and provides important information regarding the Company’s business and management.

The final information statement, dated December 1, 2022, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Fortune Brands has made the information statement publicly available on December 1, 2022, and expects to begin mailing to its stockholders a Notice of Internet Availability of Information Statement Materials as soon as reasonably practicable, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Information Statement of MasterBrand, Inc., dated December 1, 2022.

99.2	Form of Notice of Internet Availability of Information Statement Materials.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

Date: December 1, 2022	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	President